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                                    April 14, 1997


Medical Graphics Corporation
350 Oak Grove Parkway
St. Paul, Minnesota 55127

Attention:    Dale H. Johnson, CFO
              Glenn Taylor, CEO


                 Re: First Letter Amendment to NBCI Credit Agreement
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Ladies and Gentlemen:

         Medical Graphics Corporation, a Minnesota corporation (the "Borrower") and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender") are parties to a Credit and Security Agreement dated as of March 31, 1997 (the "Credit Agreement"). All terms defined in the Credit Agreement that are not otherwise defined herein have the same meaning given therein.

         It has come to our attention that Section 6.14 of the Credit
Agreement, the minimum Net Income covenant, incorrectly states that the Borrower shall achieve, as of May 31, 1997, Net Income of not less than < 2,195,000 >.
To remedy this error, the Borrower has requested, and the Lender has agreed, to amend Section 6.14 as set forth below.

         The Borrower and the Lender hereby agree that Section 6.14 of the Credit Agreement is hereby amended by deleting the amount "< $2,195,000 >" as set forth parallel to the date "May 31, 1997" and insert the amount
"< $2,625,000 >" in place thereof.

         This letter shall not be deemed to be a waiver of any other Default or Event of Default now existing or hereafter arising under the Credit Agreement, whether or not known to the Lender. Except as set forth above, all of the original terms of the Credit Agreement and Loan Documents shall remain in full force and effect.

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Medical Graphics Corporation
April 15, 1997
Page 2

         Please evidence the Borrower's agreement with the terms of this letter by signing the acknowledgment on the duplicate original of this letter, faxing the signed duplicate to the Lender at (612) 673-8506, Attention: Warren Lindman and sending a duplicate original to the Lender.

                                       NORWEST BUSINESS CREDIT, INC.


                                       ________/s/_________________
                                       Warren G. Lindman
                                       Its Assistant Vice President


Acknowledgment
April 14, 1997


MEDICAL GRAPHICS CORPORATION


______/s/_________________________
Dale Johnson
Its CFO


cc: Timothy McIntee (Lindquist & Vennum PLLP)
    Christopher A. Cudak (Norwest Bank Minnesota)
    Mr. Scott Loveless (Deloitte & Touche LLP)